UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

GTSI Corp.

Incorporated in Delaware

Commission File No. 1-34871

I.R.S. Employer Identification No. 54-1248422

2553 Dulles View Drive, #100

Herndon, Virginia 20171

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The information contained in this Item 2.02 of this Current Report is being furnished in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of GTSI Corp., dated May 10, 2012, reporting GTSI Corp.’s financial results for the three month period ended March 31, 2012.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	PressRelease issued by GTSI Corp., dated May 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By:	/s/ Peter Whitfield
Peter Whitfield
Chief Financial Officer

Date: May 10, 2012